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                                                                                                                     EXHIBIT (e)(11)

 ---    American                                                                                             Name and Address Change
|AIG|     General
 ---

[ ]  American General Life Insurance Company (AGL),
     [ ]  Fixed Life Service Center - P. O. Box 4373, Houston, TX 77210-4373
     [ ]  Variable Life Service Center - P. O. Box 4880, Houston, TX 77210-4880
[ ]  The Old Line Life Insurance Company of America (OLL), P. O. Box 4373, Houston, TX 77210-4373
     Members of American International Group, Inc.
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1.      CONTRACT        | Complete all contract information in this section. You may use this form for multiple contracts that have
        IDENTIFICATION  | the same contract owner and require the same signatures.
                        |
                        | CONTRACT No.:_____________________________________________________________________________________________
                        |
                        | OWNER:________________________________________________    SSN/TIN OR EIN:_________________________________
                        |
                        | ADDRESS:______________________________________________    PHONE No.:______________________________________
                        |
                        | EMAIL ADDRESS (optional):_________________________________________________________________________________
                        |
                        | INSURED/ANNUITANT (if other than Owner):__________________________________________________________________
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2. [ ] NAME CHANGE      | Check the box of the person whose name is to be changed.  Check the reason for the name change.
                        |
                        | [ ] Insured/Annuitant       [ ] Owner          Reason:   [ ] Marriage    [ ] Divorce
                        |
                        | [ ] Payor                   [ ] Beneficiary              [ ] Correction  [ ] Other (Attach Certified Copy)
                        |
                        | FROM: (First, Middle, Last)                           TO:(First, Middle, Last)
                        |
                        | ___________________________________________           ____________________________________________________
                        |
                        | NOTE: This form can not be used to change the ownership or beneficiary designations.
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3. [ ] ADDRESS          | Check the box of the person whose address is to be changed. Indicate the new address.
       CHANGE           | [ ] Insured/Annuitant         [ ] Owner       [ ] Payor       [ ] Assignee         [ ] Beneficiary
                        |
                        | Name: (First, Middle, Last) ______________________________________________________________________________
                        |
                        | Address: (Number and Street) _____________________________________________________________________________
                        |
                        | City __________________________________________    State ______________      Zip Code____________ + ______
                        |
                        | Phone No.: _______________________________________________________________________________________________
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4.     SIGN HERE FOR    | This request must be dated and all required signatures must be written in ink, using full legal names by
       ABOVE REQUEST    | the person or persons who have rights of ownership under the terms of the contract. For Corporate Owned
                        | contracts, the signature of one officer followed by the officer's title is required. The request must be
                        | submitted on corporate letterhead or paper with the corporate seal that has been signed by that officer.
                        | For contracts owned by a Partnership, the full name of the partnership should be written followed by the
                        | signatures of all partner(s), other than the Insured. For contracts owned by or assigned to a Trustee,
                        | current Trustee(s) signatures are required as instructed by the trust agreement. Validation of Trustee(s)
                        | signatures may be required.
                        |
                        | Under penalties of perjury, I certify that:
                        | 1. The number shown on this form is my correct taxpayer identification number, and
                        | 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or
                        |    (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to back-up
                        |    withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified
                        |    me that I am no longer subject to backup withholding, and
                        | 3. I am a U.S. person (including a U.S. resident alien).
                        | You must cross out item 2 above if you have been notified by the IRS that you are currently subject to
                        | backup withholding because you have failed to report all interest or dividends on your tax return.
                        | The Internal Revenue Service does not require your consent to any provision of this document other than
                        | the certification required to avoid backup withholding.
                        |
                        | ________________________________________________        __________________________________________________
                        |       Signature of Owner(s)                Date              Signature of Co-owner              Date
                        |                                                         (or other party having interest in contract)
                        |
                        |                 RETURN COMPLETED FORM TO THE ADDRESS OF THE COMPANY CHECKED ABOVE.
                        |
                        |
                        |

AGLC 0222 Rev0103

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